SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 15, 1996
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                           Bancorp Connecticut, Inc.
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              (Exact Name of Registrant as Specified in Charter)




          Delaware                 34-0-25158                 06-1394443
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(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)



121 Main Street, Southington, Connecticut                            06489
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 (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (860) 628-0351
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                        Exhibit Index Appears on Page 3
                        of sequentially numbered pages


                                  Page 1 of 4



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Item 5.  Other Events.

     On May 15, 1996, the stockholders of Bancorp Connecticut, Inc. (the "Registrant") approved an amendment to the Registrant's Certificate of Incorporation to reduce the number of authorized shares of the Registrant's Common Stock from 12,000,000 shares to 7,000,000 shares.

     On May 15, 1996, the Registrant announced that its board of directors had authorized a stock dividend of twenty percent on all issued and outstanding shares of the Registrant's Common Stock. The record date for the stock dividend is June 5, 1996, and the date of distribution is June 19, 1996. In lieu of the issuance of fractional shares, the Registrant will pay holders entitled to receive a fractional interest cash.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  The following exhibit accompanies this Report:

         (3)(i) Certificate of Amendment of Certificate of Incorporation dated May 20, 1996.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Bancorp Connecticut, Inc.
                                    ----------------------------------------
                                                 (Registrant)



Dated:  May 22, 1996                By: /s/ Anthony Priore, Jr.
                                        ------------------------------------
                                        Anthony Priore, Jr.
                                        Treasurer and Secretary



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


                               INDEX TO EXHIBITS


Exhibit Number             Description of Exhibit                    Page No.
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(3)(i)                     Certificate of Amendment of
                           Certificate of Incorporation
                           dated May 20, 1996                           4







                                     - 3 -